EXHIBIT 10.3

LOAN AGREEMENT

This Loan Agreement is made as of November 28th, 2018 (the “Loan Agreement”)

Between:

AUSTRALIS CAPITAL INC., having an office Suite 190, 376 East Warm Springs Road, Las Vegas, Nevada, USA 89119, an Alberta corporation

(the “Lender”)

And:

BODY AND MIND INC., having an office at 750 – 1095 West Pender Street

Vancouver, BC V6E 2M6, a Nevada corporation

(the “Borrower”)

WHEREAS:

A. The Lender has agreed to advance USD $4,000,000 to the Borrower; and

B. The parties wish to record the terms and conditions of the loan, which will be made pursuant to the terms of this Agreement.

NOW THEREFORE in consideration of the premises and the conditions and provisions contained herein, the receipt and adequacy of which consideration are hereby duly acknowledged, the Parties hereto agree as follows:

1. Definitions and Interpretation

1.1 Definitions. In this Agreement the following words and phrases shall have the following meanings:

(a)	“Applicable Securities Laws” means, collectively, and as the context may require, the securities legislation having application and the rules, policies, notices and orders issued by securities regulatory authorities having application in the circumstances;

(b)	“Business Day” means any day, other than a Saturday, Sunday or statutory holiday in Vancouver, British Columbia or Las Vegas, Nevada.

(c)	“Event of Default” means any of the events of default described in Section 5.

(d)	“Existing Warrants” means 16,000,000 common share purchase warrants which were issued by the Borrower to the Lender on November 2, 2018.

(e)	“Governmental Authority” means: (i) any federal, provincial, state, county, municipal or local government or governmental body, including any department, agency, commission, board or other authority thereof, exercising any statutory, regulatory, expropriation or taxing authority; (ii) any quasi-governmental body acting under the valid authority of any of the foregoing; and (iii) any domestic, foreign or international judicial, quasi-judicial or administrative court, tribunal, commission, board, panel or arbitrator having competent jurisdiction over the Borrower.

(f)	“Indebtedness” means without duplication: (i) all obligations for borrowed money, or with respect to advances of any kind; (ii) all obligations evidenced by bonds, debentures, notes or similar instruments, or mandatorily redeemable or exchangeable stock; (iii) all obligations upon which interest charges are customarily paid; (iv) all obligations under conditional sale or other title retention agreements relating to property; (v) all obligations in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business and excluding installments of premiums payable with respect to policies of insurance contracted for in the ordinary course of business); (vi) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Encumbrance on property, whether or not the Indebtedness secured thereby has been assumed; (vii) all guaranties of Indebtedness of others, (viii) all obligations, contingent or otherwise, in respect of letters of credit and letters of guaranty; (ix) all obligations, contingent or otherwise, in respect of bankers’ acceptances; and (x) any other contingent or off-balance sheet transactions.

(g)	“Lien” means any mortgage, pledge, charge, assignment, security interest, hypothec, lien or other encumbrance, including, without limitation, any agreement to give any of the foregoing, or any conditional sale or other title retention agreement.

(h)	“Loan” means the loan provided by the Lender to the Borrower in accordance with this Agreement.

(i)	“Material Adverse Effect” means a fact, circumstance, change or event that (individually or in the aggregate with all such other facts, circumstances, changes or events) is materially adverse to the business, operations, results of operations, cash flow, revenue, assets, liabilities, obligations (whether absolute, accrued, conditional or otherwise) or condition (financial or otherwise) of the Borrower and its subsidiaries on a consolidated basis, other than a change, event, violation, inaccuracy or circumstance:

(i)	relating to the global economy or securities markets in general;

(ii)	resulting from conditions affecting the cannabis industry as a whole;

(iii)	resulting from general economic, financial, currency exchange, securities or commodity market conditions in Canada; or

(iv)	resulting from the rate at which Canadian dollars or United States dollars can be exchanged for any foreign currency;

(j)	“Performance Share” means the Borrower’s common shares issued to Barakett as part of the earn-out shares as defined in the Body and Mind Agreement with Green Light District Holdings Inc dated November 27, 2018.

(k)	“Permitted Indebtedness” means

(i)	any amounts owing to the Lender by the Borrower;

(ii)	Master Promissory Note totalling US $1,000,000 at 8% which is comprised of 6 security agreements with an effective date of November 2, 2019, commencing on Feb. 14, 2019 with a maturity date of Feb. 14, 2020;

(iii)	any Indebtedness which is postponed and subordinated to the Loan to the satisfaction of the Lender;

(iv)	trade payables and normal accruals of the Borrower in the ordinary course of business not yet due and payable or with respect to which the Borrower is contesting in good faith the amount or validity thereof by appropriate proceedings and then only to the extent that the Borrower has established adequate reserves therefor, if required under GAAP;

(v)	reimbursement obligations for reasonable travel and normal course of business expenses; and

(vi)	any extension, renewal or replacement of the foregoing on equivalent terms.

(l)	“Principal” means the principal amount outstanding on the Loan from time to time.

(m)	“Public Record” means information which has been publicly filed at www.sedar.com by the Borrower under Applicable Securities Laws.

1.2 Captions and Section Numbers. The headings and section references in this Agreement are for convenience of reference only and do not form a part of this Agreement and are not intended to interpret, define or limit the scope, extent or intent of this Agreement or any provision thereof.

1.3 Extended Meanings. The words “hereof”, “herein”, “hereunder” and similar expressions used in any clause, paragraph or section of this Agreement shall relate to the whole of this Agreement and not to that clause, paragraph or section only, unless otherwise expressly provided.

1.4 Number and Gender. Whenever the singular or masculine or neuter is used in this Agreement, the same shall be construed to mean the plural or feminine or body corporate where the context of this Agreement or the parties hereto so require.

1.5 Section References and Schedules. Any reference to a particular “article”, “section”, “subsection” or other subdivision is to the particular article, section or other subdivision of this Agreement and any reference to a schedule by letter shall mean the appropriate schedule attached to this Agreement and by such reference the appropriate schedule is incorporated into and made part of this Agreement.

1.6 Governing Law. This Agreement and all matters arising hereunder shall be governed by, construed and enforced in accordance with the laws in the Province of British Columbia and the federal laws of Canada, applicable therein, and all disputes arising under this Agreement shall be referred to the Courts of British Columbia.

1.7 Severability of Clauses. In the event that any provision of this Agreement or any part thereof is invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

1.8 Currency. All sums of money to be paid or calculated pursuant to this Agreement shall be paid or calculated in currency of United States dollars.

2. Loan

2.1 Amount of Loan. In reliance upon the representations and warranties contained herein and subject to the terms and conditions of this Agreement, the Lender will lend to the Borrower the principal sum of $4,000,000. The loan shall be made in a single advance to the Borrower, or may be advanced on behalf of the Borrower to such third party as may be directed by the Borrower in writing.

2.2 Interest. The Borrower agrees to pay to the Lender interest on the outstanding Principal (including any portion thereof comprised of interest that has been capitalized in accordance with this Section 2.2), at a rate of fifteen percent (15%) per annum, calculated on the basis of a three hundred and sixty-five (365) or three hundred sixty-six (366) day year (as the case may be) for the actual number of days elapsed, accruing and payable at the end of each six month period following the date of this Agreement (each, a “Payment Period”) in arrears. For each Payment Period, the Borrower will elect, by providing the Lender with written notice of such election no later than 10 Business Days prior to the end of such Payment Period, to either pay the interest in cash or to pay the interest entirely in kind. In the event that the Borrower fails to make an election for a Payment Period as required above, it will be deemed to have elected to pay interest for the relevant period entirely in kind. All interest that is payable by the Borrower in cash will be due on the first Business Day following the end of the relevant Payment Period. All interest that is payable by the Borrower in kind will be capitalized and added to the outstanding Principal on the first Business Day following the end of the relevant Payment Period.

2.3 Repayment of the Loan. The Loan, including all accrued and unpaid interest, shall be repayable in full on that date which is 24 months following the date of this Agreement.

2.4 Accelerated Payment. Notwithstanding anything else to the contrary herein contained, the outstanding balance of the Loan, including all accrued and unpaid interest thereon and any other amounts owing to the Lender hereunder, shall be repaid by the Borrower to the Lender upon a notice of an Event of Default being issued by the Lender to the Borrower and failing payment of the same forthwith, the Lender may then proceed to enforce payment thereof by exercising any right, power or remedy permitted by this Agreement, or by law in such manner as the Lender may elect, without presentation, protest or further demand, or notice of any kind, all of which are hereby expressly waived.

2.5 Prepayment. The Borrower may, at its sole discretion, prepay the Loan at any time, in whole but not in part. In the event that the Borrower elects to repay the Loan during the first year of the term of the Loan then the Borrower shall pay to the Lender a prepayment fee equal to 5% of the prepayment amount and the Borrower will pay interest on the original principal amount of the Loan at the rate provided in Section 2.2 up to the end of the first year of the term of the Loan. Any prepaid amount may not be reborrowed.

2.6 Conversion on Default. In the event that the Borrower defaults on repayment of Loan at maturity, the Lender may, at it sole discretion, elect to convert the Loan, including all accrued and unpaid interest thereon, into common shares of the Borrower at a price per share equal to the minimum price permitted under the policies of the Canadian Securities Exchange (or if the Borrower is not listed on the Canadian Securities Exchange, then on such other stock exchange on which the Borrower’s common shares may then be listed).

3. Security and Other Consideration

3.1 Security Documents. As security for the timely repayment of the Loan and the due and punctual payment and performance of this Agreement and all other liabilities and obligations of the Borrower to the Lender under, arising out of or from this Agreement, the Borrower shall deliver to the Lender on or before the advance of the Loan, the following documents, each in form and content satisfactory to the Lender:

(a)	a promissory note, in the form attached to this Agreement as Schedule “A”;

(b)	a general security agreement governed by the laws of Nevada to be granted by the Borrower in favour of the Lender over all present and after-acquired personal property of the Borrower; and

(c)	such other security, documents or instruments which the Lender, acting reasonably, may require from time to time.

3.2 Shares. As additional consideration for the Loan, the Borrower will issue to the Lender upon advance of the Loan 1,105,083 common shares of the Borrower (the “Shares”) at a deemed price of CAD $0.72 per Share registered in the name of the Lender.

3.3 Warrant Coverage. As additional consideration for the Loan, the Borrower will issue to the Lender 0.4337 Share purchase warrants (the “Warrants”) for each Performance Share issued by the Borrower at an exercise price equal to closing price of the Borrowers Shares on the date prior to the announcement of the Loan, or otherwise at the lowest price permitted under the policies of the Canadian Securities Exchange. The certificate representing the Warrants will be in the form appended hereto as Schedule “B” and registered in the name of the Lender. The Warrants will expire two years from the date of issuance.

3.4 Amendment to Commercial Advisory Agreement. Upon advance of the Loan, the Borrower agrees to amend the terms of the Commercial Advisory Agreement between the Borrower and Australis Capital (Nevada) Inc., a wholly-owned subsidiary of the Lender, to provide that effective December 1, 2018 the monthly payment payable by the Borrower thereunder will be increased to $16,500.

3.5 Exercise of Existing Warrants. The Lender agrees that within five Business Days of the date of this Agreement, the Lender will exercise that number of the Existing Warrants that would result in the Borrower receiving $1,200,000 based on the Canadian dollar to U.S. dollar foreign exchange rate in effect on the date of exercise.

4. Representations and Warranties

4.1 Representations and Warranties of the Borrower. The Borrower represents and warrants to the Lender as follows, with the intent that the Lender will rely thereon in entering into this Agreement and in concluding the transactions contemplated hereby:

(a)	the Borrower is a valid and subsisting corporation under the laws of the state of Nevada and is qualified or registered to transact business in each jurisdiction in which failure to be so qualified or registered would reasonably be expected to constitute a Material Adverse Effect;

(b)	the Borrower has the corporate power and capacity to enter into this Agreement and to perform all of its obligations hereunder. The execution and delivery of this Agreement, and the consummation by the Borrower of the transactions hereunder, has been duly authorized by all necessary corporate action on the part of the Borrower (including the approval of the board of directors of the Borrower) and no other proceedings on the part of the Borrower are or will be necessary to authorize this Agreement or the transactions contemplated hereunder;

(c)	this Agreement has been duly executed and delivered by the Borrower and is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy or similar laws affecting enforcement of creditors’ rights generally and to the extent that equitable remedies such as specific performance and injunction are in the discretion of the court from which they are sought;

(d)	each of the execution and delivery of this Agreement and all documents contemplated hereunder, the performance by the Borrower of its obligations hereunder or thereunder and the consummation of the transactions contemplated hereby, do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under (whether after notice or lapse of time or both), (i) any statute, rule or regulation applicable to the Borrower; (ii) the constating documents or resolutions of the Borrower which are in effect at the date hereof; (iii) any debt instrument, material agreement, mortgage, indenture, contract, agreement, instrument, lease or other document to which the Borrower is a party or by which it is bound; or (iv) any judgment, decree or order binding the Borrower or the property or assets of the Borrower;

(e)	to the Borrower’s knowledge, (i) there is no civil, administrative, regulatory, criminal or investigative action or proceeding, or arbitration or other dispute settlement procedure, pending or threatened against the Borrower by or before any Governmental Authority; and (ii) no event has occurred that would reasonably be expected to give rise to any such action, proceeding or procedure where the same would in each case reasonably be expected to constitute a Material Adverse Effect;

(f)	there is no judgment, decree, award or order of any Governmental Authority outstanding against (and binding upon) the Borrower that has or is reasonably expected to constitute a Material Adverse Effect or which prohibits or materially impairs the conduct of the Borrower’s business as currently conducted.

(g)	to the best of the knowledge of the Borrower, no person, firm or corporation acting or purporting to act at the request of the Borrower is entitled to any brokerage, agency or finder’s fee in connection with the transactions described herein, except as disclosed to the Lender;

(h)	the Borrower is a “reporting issuer” in the provinces of British Columbia and Ontario and the Borrower’s common shares are listed on the Canadian Securities Exchange under the symbol “BAMM”;

(i)	as of the date hereof, the authorized capital of the Borrower consists of 900,000,000 common shares with a par value of $0.0001, of which 63,885,898 Common Shares are issued and outstanding as fully paid and non-assessable. Additionally, the Company has a commitment to issue an aggregate of 282,000 Common Shares, an aggregate of contingently issuable Common shares, 26,106,820 share purchase warrants and 4,025,000 stock options as previously disclosed to the Lender and, except as disclosed in the Public Record, no person has any right, agreement or option, present or future, contingent or absolute, or any right capable of becoming such a right, agreement or option, pre-emptive, contractual or otherwise, for the issue or allotment of any unissued shares in the capital of the Borrower or any other security convertible into or exchangeable for any such shares, or to require the Borrower to purchase, redeem or otherwise acquire any of the issued and outstanding shares in its capital other;

(j)	the Public Record complies in all material respects with the requirements of Applicable Securities Laws;

(k)	the Public Record and all financial, marketing, sales and operational information provided to the Lender are true and correct in all material respects and do not contain any misrepresentations (as such term is defined in the Applicable Securities Laws);

(l)	the financial statements filed by the Borrower on its Public Record or supplied by the Borrower to the Lender have been prepared in accordance with Canadian generally accepted accounting principles, international financial reporting standards or in conformity with accounting principles generally accepted in the United States of America, as applicable; contain no misrepresentations; present fairly, fully and correctly, in all material respects, the financial position and all material liabilities (accrued, absolute, contingent or otherwise) of the Borrower, as of the date thereof; and there have been no adverse material changes (as defined in Applicable Securities Laws) in the financial position of the Borrower since the date thereof and the business of the Borrower has been carried on in the usual and ordinary course consistent with past practice since the date thereof;

(m)	the auditors of the Borrower who audited the financial statements of the Borrower for the most recent financial year-end and who provided their audit report thereon are independent public accountants as required under Applicable Securities Laws and there has never been a reportable event (within the meaning of National Instrument 51-102) with the present auditors of the Borrower;

(n)	the Borrower has complied and will comply fully with the requirements of all applicable corporate and securities laws and administrative policies and directions, including, without limitation, the Applicable Securities Laws in relation to the issue and trading of its securities and in all matters relating to the Loan;

(o)	other than in respect of certain United States federal laws relating to the cultivation, distribution or possession of marijuana in the United States as disclosed in the continuous disclosure documents of the Borrower, the Borrower is in compliance in all material respects with all applicable laws in the jurisdictions in which it carries on business and which may materially affect the Borrower, has not received a notice of non-compliance, nor knows of, nor has reasonable grounds to know of, any facts that could give rise to a notice of non-compliance with any such laws, regulations and statutes, and is not aware of any pending change or contemplated change to any applicable law or regulation or governmental position that would materially affect the business of the Borrower or the business or legal environment under which the Borrower operates;

(p)	the Borrower has not caused or permitted the release, in any manner whatsoever, of any pollutants, contaminants, chemicals or industrial toxic or hazardous waste or substances (collectively, the “Hazardous Substances”) on or from any of its properties or assets nor has it received any notice that it is potentially responsible for a clean-up site or corrective action under any applicable laws, statutes, ordinances, by-laws, regulations, or any orders, directions or decisions rendered by any government, ministry, department or administrative regulatory agency relating to the protection of the environment, occupational health and safety or otherwise relating to dealing with Hazardous Substances;

(q)	all operations conducted by the Borrower on the properties of the Borrower have been conducted and are currently conducted in all material respects in accordance with good engineering practices and any applicable material workers’ compensation, and health, safety and workplace laws, regulations and policies;

(r)	the Borrower has all licences, permits, approvals, consents, certificates, registrations and other authorizations (collectively the “Permits”) under all applicable laws and regulations, other than in respect of certain United States federal laws relating to the cultivation, distribution or possession of marijuana in the United States as disclosed in the continuous disclosure documents of the Borrower, necessary for the operation of the businesses carried on or proposed to be commenced by the Borrower and each Permit is valid, subsisting and in good standing and the Borrower is not in default or breach in any material respect of any Permit, and to the best of the knowledge of the Borrower, no proceeding is pending or threatened to revoke or limit any Permit;

(s)	to the Borrower’s knowledge, information and belief, none of the directors or officers of the Borrower is or has been ever been subject to prior regulatory, criminal or bankruptcy proceedings in Canada or elsewhere;

(t)	there is not presently, and will not be until the Closing, any material change or change in any material fact relating to the Borrower which has not been disclosed to the public;

(u)	to the best of the Borrower’s knowledge, the Borrower is not in default in the observance of performance of any terms, covenant, obligation to be performed by the Borrower, under any material instrument, document, agreement, or arrangement (including memorandums of understanding or joint venture agreements) to which the Borrower or its subsidiaries is a party or otherwise bound and all such material instruments, contracts, agreements, or arrangements (including memorandums of understanding or joint venture agreements) are in good standing and no event has occurred which with notice or lapse of time or both would constitute such a default by the Borrower or, to the best of the Borrower’s knowledge, any other party;

(v)	the Borrower is not a party to any actions, suits or proceedings which could materially affect its business or financial condition, and to the best of the Borrower’s knowledge no such actions, suits or proceedings are contemplated or have been threatened;

(w)	there are no judgments against the Borrower which are unsatisfied, nor are there any consent decrees or injunctions to which the Borrower is subject;

(x)	no order ceasing, halting or suspending trading in securities of the Borrower nor prohibiting the sale of such securities has been issued to and is outstanding against the Borrower or, to the knowledge of the Borrower, any of its directors, officers or promoters or against any other companies that have common directors, officers or promoters and to the knowledge of the Borrower no investigations or proceedings for such purposes are pending or threatened;

(y)	the Borrower has filed, or is in the process of filing, all federal, provincial, local and foreign tax returns which are required to be filed, or have requested extensions thereof, and has or intends to pay all taxes required to be paid by the Borrower, including its subsidiaries and any other assessment, fine or penalty levied against the Borrower and/or its subsidiaries, or any amounts due and payable to any governmental authority, to the extent that any of the foregoing is due and payable;

(z)	the Borrower has established on its books and records reserves which are adequate for the payment of all taxes not yet due and payable and there are no liens for taxes on the assets of the Borrower, except for taxes not yet due, and there are no audits of any of the tax returns of which are known by the Borrower’s management to be pending, and there are no claims which have been or may be asserted relating to any such tax returns which, if determined adversely, would result in the assertion by any governmental agency of any deficiency which would have a material adverse effect on the properties, business or assets of the Borrower;

(aa)	the Borrower owns or possesses adequate rights to use all material patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights and other intellectual property necessary for the business of the Borrower now conducted to the knowledge of the Borrower, without any conflict with or infringement of the rights of others. the Borrower has received no communication alleging that the Borrower has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity;

(bb)	the Borrower does not have any loans or other indebtedness outstanding which has been made to any of its shareholders, officers, directors or employees, past or present, or any person not dealing at “arm’s length” (as such term is used in the Income Tax Act (Canada));

(cc)	the Borrower will not take any action which would be reasonably expected to result in the delisting or suspension of its common shares on or from the Canadian Securities Exchange or on or from any stock exchange, market or trading or quotation facility on which its common shares are listed or quoted and the Borrower will comply, in all material respects, with the rules and regulations thereof;

(dd)	the Borrower has and will have filed all documents that are required to be filed under the continuous disclosure provisions of the Applicable Securities Laws, including annual and interim financial information and annual reports, press releases disclosing material changes and material change reports; and

(ee)	the Borrower has no Indebtedness other than Permitted Indebtedness.

4.2 Representations and Warranties of the Lender. The Lender represents and warrants to the Borrower as follows, with the intent that the Borrower will rely thereon in entering into this Agreement and in concluding the transactions contemplated hereby:

(a)	the Lender is a valid and subsisting corporation under the laws of Alberta, Canada;

(b)	the Lender is neither a U.S. Person not acquiring the Shares or Warrants for the account of a U.S. Person or for resale in the United States and the Lender confirms that the Shares and Warrants have not been offered to the Lender and that this Agreement has not been signed in the United States;

(c)	the Shares and Warrants have not been and will not be registered under the U.S. Securities Act and may not be offered or sold in the United States or to any U.S. Person, except pursuant to applicable exemptions from United States federal and state registration requirements;

(d)	the Lender has the corporate power and capacity to enter into this Agreement and to perform all of its obligations hereunder. The execution and delivery of this Agreement and the consummation by the Lender of the transactions hereunder have been duly authorized by all necessary corporate action on the part of the Lender;

(e)	this Agreement has been duly executed and delivered by the Lender and is a legal, valid and binding obligation of the Lender, enforceable against the Lender in accordance with its terms, subject to applicable bankruptcy or similar laws affecting enforcement of creditors’ rights generally and to the extent that equitable remedies such as specific performance and injunction are in the discretion of the court from which they are sought;

(f)	each of the execution and delivery of this Agreement and all documents contemplated hereunder, the performance by the Lender of its obligations hereunder or thereunder and the consummation of the transactions contemplated hereby, do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under (whether after notice or lapse of time or both), (i) any statute, rule or regulation applicable to the Lender; (ii) the constating documents or resolutions of the Lender which are in effect at the date hereof; (iii) any debt instrument, material agreement, mortgage, indenture, contract, agreement, instrument, lease or other document to which the Lender is a party or by which it is bound; or (iv) any judgment, decree or order binding the Lender or the property or assets thereof;

(g)	the Lender is acquiring the Shares and Warrants as principal within the meaning of Applicable Securities Laws, for its own account and not for the benefit of any other person, for investment only and not with a view to the resale or distribution of all or any of the the Shares and Warrants;

(h)	the Lender acknowledges that no securities commission, agency, Governmental Authority, stock exchange or other regulatory body has reviewed or passed on the merits of the the Shares and Warrants and there are risks associated with the acquisition of the Shares and Warrants;

(i)	the Lender acknowledges that the certificates representing the Shares and Warrants (and any shares issued upon exercise of the Warrants) will bear the following legends:

“THE SECURITIES REPRESENTED HEREBY [FOR THE WARRANTS ADD: AND ANY SECURITIES ISSUABLE UPON CONVERSION THEREOF] HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND SUCH LAWS COVERING SUCH SECURITIES, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY STATING THAT SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE U.S. SECURITIES ACT AND SUCH LAWS. THE SECURITIES REPRESENTED BY THE CERTIFICATEHEREBY CANNOT BE THE SUBJECT OF HEDGING TRANSACTIONS UNLESS SUCH TRANSACTIONS ARE CONDUCTED IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [FOUR MONTHS PLUS ONE DAY FROM THE DISTRIBUTION DATE]”

(j)	the Lender understands the political, economic and other business risks of its investment, including the fact that cannabis is currently registered as a Schedule 1 drug under the Controlled Substances Act in the United States of America;

(k)	the Lender is not acting jointly or in concert with any other person in connection with its purchase of securities of the Borrower, and is not a party to any agreement, commitment or understanding with any other person for the acquisition or holding of securities of the Borrower, whether by the Borrower, such other person, or other third party;

(l)	the Lender acknowledges that there are restrictions under Applicable Securities Laws on the Lender’s ability to resell the Shares and Warrants and that it has been advised to consult its own legal advisors with respect to the particulars of such resale restrictions, and that it is the Lender’s sole responsibility to find out what those restrictions are and to comply with them;

(m)	the Lender has not taken any action which will or may result in the Borrower, or any its directors, officers, employees or agents breaching any regulatory or legal requirements of any jurisdiction in connection with the purchase and sale of the Shares and Warrants hereunder;

(n)	the Lender acknowledges that there may be material tax consequences to the Lender from the transactions contemplated by this Agreement under Canadian federal, provincial or local laws or foreign laws, and the Borrower makes no representations regarding the tax consequences to the Lender;

(o)	to the best of the knowledge of the Lender, the acquisition of the Shares and Warrants has not been made through or as a result of, and the distribution of the Shares and Warrants is not being accompanied by, any form of advertisement, including, without limitation, in printed public media, radio, television, internet or telecommunications, including electronic display, or as part of a general solicitation;

(p)	none of the funds the Lender is advancing to the Borrower pursuant to this Agreement are, to the knowledge of the Lender, proceeds obtained or derived, directly or indirectly, as a result of illegal activities. The funds which will be advanced by the Lender to the Borrower hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLTFA”) and the Lender acknowledges that the Borrower may in the future be required by law to disclose the Lender’s name and other information relating to this Agreement and the Lender’s subscription hereunder, on a confidential basis, pursuant to the PCMLTFA. To the best of the Lender’s knowledge (i) none of the funds to be provided by the Lender are being tendered on behalf of a person who has not been identified to the Lender, and (ii) the Lender will promptly notify the Borrower if the Lender discovers that any of such representations cease to be true, and to provide the Borrower with appropriate information in connection therewith;

(q)	to the best of the knowledge of the Lender, no person, firm or corporation is entitled to any brokerage, agency or finder’s fee in connection with the transactions described herein, except as disclosed to the Borrower;

(r)	the Lender acknowledges that no prospectus has been filed by the Borrower with any securities commission or similar authority, in connection with the issuance of the Shares and Warrants, and the issuance and the sale of the the Shares and Warrants is subject to such sale being exempt from the prospectus requirements under Applicable Securities Laws and accordingly:

(i)	the Lender is restricted from using certain civil remedies available under such legislation;

(ii)	the Lender may not receive information that might otherwise be required to be provided to it under such legislation; and

(iii)	the Borrower is relieved from certain obligations that would otherwise apply under such legislation.

5. Covenants

5.1 Covenants of the Borrower. So long as any portion of the Loan is outstanding, the Borrower hereby covenants and agrees with the Lender as follows:

(a)	to pay the Loan in accordance with the provisions of this Agreement;

(b)	to not commit any Event of Default and upon becoming aware of the occurrence of any Event of Default or the existence of any condition or any event which, but for the giving of notice or lapse of time, or both, would constitute an Event of Default, to immediately notify the Lender thereof and promptly do everything reasonably possible to cause such Event of Default or condition or event to be eliminated as quickly as possible;

(c)	to maintain its corporate existence and all licences and authorizations from regulatory and governmental authorities or agencies required in order to permit it to carry on its business, diligently carry on and conduct its business only in the ordinary course and in a proper, efficient and business-like manner;

(d)	to, upon the request of the Lender, permit the Lender, for the purposes of this Agreement or any other agreement or document herein provided for, by its agents, employees and representatives, to examine during normal business hours and without unreasonable disruptions, all relevant books of account, records, reports and other papers of the Borrower, and to make copies thereof and to take extracts therefrom, provided that all such information shall be held confidential by the Lender unless reasonably required by the Lender in the exercise of its rights under this Agreement;

(e)	at all times comply in all material respects with all applicable laws, rules, governmental restrictions, regulations, guidelines or directives, including all codes of conduct;

(f)	not to lend money to or invest money in any person, whether by loan, acquisition of shares, acquisition of debt obligations or in any other manner whatsoever or guarantee, endorse or otherwise become surety for or upon the obligations of any other person except by endorsement of negotiable instruments for deposit or collection in the ordinary course of its business;

(g)	not to create, assume or permit to exist any lien on any of its assets, other than as disclosed to the Lender in writing in connection with the Permitted Indebtedness; and

(h)	not to convey, sell, lease, transfer or otherwise dispose of any of its assets unless otherwise agreed to in writing by the Lender, except for dispositions made in the ordinary course of business.

5.2 Failure to Perform. If the Borrower fails to perform any covenant set out in this Agreement, the Lender may, at its discretion, but need not, perform any such covenant capable of being performed by it and may, in the Lender’s discretion, but need not, make any payments or incur expenditures for such purpose, but no such performance of payment shall be deemed to relieve the Borrower from any default under this Agreement; if the Lender performs any such covenant or incurs any such expenditures, all costs incurred by the Lender in connection therewith shall be added to the Principal.

6. Default

6.1 Events of Default. For the purposes of this Agreement, any one or more of the following events shall constitute Events of Default:

(a)	if the Borrower shall make default in any material way in the observance or performance of something required to be done or some covenant or condition required to be observed or performed in this Agreement and such default continues for a period of 10 days following the date upon which written notice of default is given to the Borrower by the Lender;

(b)	if any representation or warranty herein given by the Borrower or any director or officer thereof is untrue in any material respect and continues to be untrue for a period of 30 days following the date upon which written notice of default is given to the Borrower by the Lender;

(c)	if an order is made or a resolution is passed for the winding-up of the Borrower, or if a petition shall be filed for the winding–up of the Borrower;

(d)	if the Borrower defaults under the provisions of any instrument, security, indenture or document in respect of indebtedness for money borrowed from any person or default in the payment of any Indebtedness of the Borrower for money borrowed from any person when due or which for any reason has become due and payable prior to the express maturity date;

(e)	if the Borrower shall commit any act of bankruptcy or shall become insolvent or shall make an assignment or proposal under a bankruptcy act or a general assignment for the benefit of its creditors or a bulk sale of its assets, or if a bankruptcy petition shall be filed or presented against the Borrower;

(f)	if a receiver, receiver-manager, trustee, custodian, liquidator or similar agent is appointed for the Borrower or for any of the Borrower’s property;

(g)	if any execution, sequestration, extent or any other process of any court shall become enforceable against the Borrower or if a distress or analogous process shall be levied upon the property of the Borrower;

(h)	if the Borrower shall cease or threaten to cease to carry on its business or the title to any material assets of the Borrower is jeopardized or impaired; and

(i)	if the Borrower makes default in observing or performing any of the agreements or covenants, which are material in the reasonable determination of the Lender, contained in any lease, licence, debenture, deed of trust or agreement whereby any property or rights of the Borrower may become liable for forfeiture or where any such lease, licence, debenture, deed of trust or agreement would be subject to termination and such default continues for five (5) days after written notice to the Borrower from the Lender.

6.2 Remedies Upon Default. Upon the occurrence of an Event of Default, the Lender may immediately enforce its remedies to the full extent permitted by applicable law, under this Agreement and for any of such purposes may commence such legal action or proceedings as, in its sole discretion, it may deem expedient all without any notice, presentation, further demand, protest, notice of protest, or any other action, notice of all of which are hereby expressly waived by the Borrower except to the extent set forth herein.

7. General Provisions

7.1 Notices. Unless otherwise expressly provided in this Agreement, any notice or other communication to be given under this Agreement (a “notice”) shall be in writing addressed as follows:

To the Lender:

Australis Capital Inc. Suite 190, 376 East Warm Springs Road, Las Vegas, Nevada, USA 89119

Attention:	Scott Dowty
Email:	scott@ausacap.com

To the Borrower:

Body and Mind Inc. 750 – 1095 West Pender Street Vancouver, BC V6E 2M6

Attention:	Leonard Clough
Email:	len@altuscapital.ca

or to such other address as any of the parties may designate by notice given to the others.

Each notice shall be personally delivered to the addressee or sent by means of electronic transmission to the addressee and: (i) a notice which is personally delivered shall, if delivered on a Business Day, be deemed to be given and received on that day and, in any other case, be deemed to be given and received on the first Business Day following the day on which it is delivered; and (ii) a notice which is sent by means of electronic transmission shall be deemed to be given and received on the first Business Day following the day on which it is sent.

7.2 Time of Essence. Time is hereby expressly made of the essence of this Agreement with respect to the performance by the parties of their respective obligations under this Agreement.

7.3 Binding Effect. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

7.4 Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and shall supersede all previous expectations, understandings, communications, representations and agreements whether verbal or written between the parties with respect to the subject matter hereof.

7.5 Further Assurances. Each of the parties hereto hereby covenants and agrees to execute such further and other documents and instruments and do such further and other things as may be necessary or desirable to implement and carry out the intent of this Agreement.

7.6 Assignment. None of the parties may assign or transfer their respective rights under this Agreement, nor may the Borrower transfer any portion of the Loan, except that the Lender may assign its rights under this Agreement upon the occurrence of an Event of Default.

7.7 Waiver and Amendment. No indulgence or forbearance by the Lender hereunder shall be deemed to constitute a waiver of the Lender’s rights to insist on performance in a full and in a timely manner of all covenants of the Borrower hereunder and any such waiver, in order to be binding upon the Lender, must be express and in writing and signed by the Lender, and then such waiver shall be effective only in the specific instance and for the purpose for which it is given, and no waiver of any provision, condition or covenant shall be deemed to be a waiver of the Lender’s right to require full and timely compliance with the same provision, condition or covenant thereafter, or with any other provision, covenant or condition of this Agreement at any time. No amendment to this Agreement shall be valid unless it is evidenced by a written agreement executed by all of the parties hereto.

7.8 Counterparts and Facsimile Signatures. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same agreement. This Agreement will be considered fully executed when all parties have executed an identical counterpart, notwithstanding that all signatures may not appear on the same counterpart. This Agreement may be executed and delivered by facsimile or other electronic signature and shall be binding on all parties hereto as if executed by original signature and delivered personally.

In witness whereof the parties hereto have executed this Agreement as of the day and year first above written.

AUSTRALIS CAPITAL INC.

/s/ Michael Carlotti
Authorized Signatory

BODY AND MIND INC.

/s/ Leonard Clough
Authorized Signatory

SCHEDULE “A”

FORM OF PROMISSORY NOTE

PROMISSORY NOTE

$4,000,000	November 28, 2018

FOR VALUE RECEIVED, BODY AND MIND INC., a Nevada corporation (the “Borrower”) hereby acknowledges itself indebted and promises to pay to or to the order of AUSTRALIS CAPITAL INC., an Alberta Corporation (“Lender”) having a office at Suite 190, 376 East Warm Springs Road, Las Vegas, Nevada, USA 89119, or such other address as the Lender directs, the principal sum of $4,000,000 of lawful money of the United States (the “Loan”) together with accrued interest, on the terms provided in the Loan Agreement dated November 28, 20178 between the Borrower and the Lender (the “Loan Agreement”).

Unless the term of the Loan is sooner determined in accordance with the Loan Agreement (as defined herein), on that date which is 24 months following the initial advance of the Loan made by the Lender to the Borrower, the Borrower shall pay the Lender the outstanding principal balance of the Loan, together with all interest which has accrued thereon at the rate set out above calculated as aforesaid and then remains unpaid.

The Borrower agrees that:

(a)	the records of the Lender with respect to advances, payments, repayments, prepayments, the unpaid principal balance of the Loan and amounts owing on account of interest will be conclusive and binding on the Borrower hereunder absent manifest error;

(b)	this Note will be governed by and construed in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein;

(c)	this Note will be dated for reference purposes only November 28, 2018;

(d)	this Note is given pursuant to the Loan Agreement and all amendments thereto and replacement thereof, from time to time;

(e)	in the event of any conflict between then terms of this Note and the Loan Agreement, the Loan Agreement shall govern; and

(f)	all words and phrases used herein and defined in the Loan Agreement will have the meaning given to them therein unless otherwise defined herein.

The Borrower hereby waives presentment and demand for payment, protest and notice of protest and notice of dishonour and non-payment.

EXECUTED by the Borrower as of the date first written above.

BODY AND MIND INC.

Per:
Authorized Signatory

SCHEDULE “B”

FORM OF WARRANT CERTIFICATE

[see attachment]

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE •, 2019.

THE SECURITIES REPRESENTED HEREBY AND ANY SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THESE SECURITIES MAY NOT BE OFFERED FOR RESALE, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION OR EXCLUSION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THE SECURITIES REPRESENTED BY THIS CERTIFICATE CANNOT BE THE SUBJECT OF HEDGING TRANSACTIONS UNLESS SUCH TRANSACTIONS ARE CONDUCTED IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

THIS WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF A U.S. PERSON OR PERSON IN THE UNITED STATES UNLESS THIS WARRANT AND SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.

THE WARRANTS REPRESENTED HEREBY WILL BE VOID AND OF NO VALUE AFTER 5:00 PM (VANCOUVER TIME) ON •, 2020.

BODY AND MIND, INC.

(Incorporated under the laws of the State of Nevada)

Certificate Number: •	•Warrants to Purchase

COMMON SHARE PURCHASE WARRANTS

THIS IS TO CERTIFY THAT, for value received, AUSTRALIS CAPITAL INC. of Suite 190, 376 East Warm Springs Road, Las Vegas, Nevada, USA 89119, (the “Holder”) is entitled to subscribe for and purchase up to • fully paid and non-assessable common shares without par value (collectively the “Shares” and individually, a “Share”) in the capital of Body and Mind, Inc. (the “Company”) at any time on or before 5:00 p.m. Vancouver time on •, 2020, (the “Expiry Date”), at a price of • per Share, subject, however, to the provisions and upon the Terms and Conditions attached hereto as Schedule “A”.

The rights represented by this Warrant Certificate may be exercised by the Holder, in whole or in part (but not as to a fraction of a Share) by surrender of this Warrant Certificate (properly endorsed as required), together with a Warrant Exercise Form in the form attached hereto as Appendix “B”, duly completed and executed, to the Company at 750 - 1095 West Pender Street, Vancouver, British Columbia V6E 2M6 (Attention: Chief Executive Officer), or such other address as the Company may from time to time in writing direct, together with a certified cheque or bank draft payable to or to the order of the Company in payment of the purchase price of the number of Shares subscribed for. The Holder is advised to read “Instruction to Holders” attached hereto as Appendix “A” for details on how to complete the Warrant Exercise Form (as such term is defined in Schedule “A”).

[REST OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF the Company has caused this Warrant Certificate to be executed by its duly authorized officer, this • day of •

BODY AND MIND INC.

Per:
Authorized Signatory

SCHEDULE “A”

TERMS AND CONDITIONS

ATTACHED TO COMMON SHARE PURCHASE WARRANTS

ISSUED BY BODY AND MIND, INC.

(the “Company”)

Each Warrant of the Company, whether single or part of a series, is subject to these Terms and Conditions as they were at the date of issue of the Warrant.

Part 1

DEFINITIONS AND INTERPRETATION

1.1 Definitions

1.1 In these Terms and Conditions, except as otherwise expressly provided herein, the following words and phrases will have the following meanings:

(a)	“Company” means Body and Mind, Inc. and includes any successor corporations;
(b)	“Company’s auditor” means the accountant duly appointed as auditor of the Company;
(c)	“Exercise Price” means SYMBOL \u9679\h\s\16 \* MERGEFORMATper Share or as may be adjusted as per Part 5;
(d)	“Expiry Date” means the date defined as such on the face page of the Warrant Certificate;
(e)	“Expiry Time” means 5:00 p.m. Vancouver time on the Expiry Date;
(f)	“Holder” means the registered holder of a Warrant;
(g)	“person” means an individual, corporation, partnership, trustee or any unincorporated organization, and words importing persons have a similar meaning;
(h)	“Shares” or “shares” means the common shares in the capital of the Company as constituted at the date of issue of a Warrant and any shares resulting from any event referred to in Part 5;
(i)	“Warrant” means a warrant as evidenced by the certificate, one (1) Warrant entitles the holder to purchase one (1) common share of the Company (subject to adjustment) on or before the Expiry Date at the Exercise Price set forth on the Warrant Certificate;
(j)	“Warrant Certificate” means the certificate evidencing the Warrant;
(k)	“Warrant Exercise Form” means Appendix “B” hereof; and
(l)	“Warrant Transfer Form” means Appendix “C” hereof.

7.10 Interpretation

1.2 In these Terms and Conditions, except as otherwise expressly provided herein:

(a)	the words “herein”, “hereof”, and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Part, clause, subclause or other subdivision;
(b)	a reference to a Part means a Part of these Terms and Conditions and the symbol § followed by a number or some combination of numbers and letters refers to the section, paragraph or subparagraph of these Terms and Conditions so designated;
(c)	the headings are for convenience only, do not form a part of these Terms and Conditions and are not intended to interpret, define or limit the scope, extent or intent of these Terms and Conditions or any of its provisions;
(d)	all dollar amounts referred to herein are expressed in Canadian funds;
(e)	time will be of the essence hereof; and
(f)	words importing the singular number include the plural and vice versa, and words importing the masculine gender include feminine and neuter genders.

7.11 Applicable Law

1.3 The Warrants will be construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable thereto and will be treated in all respects as legal contracts under the laws of the Province of British Columbia.

Part 2

ISSUE OF WarrantS

7.12 Additional Warrants

2.1 The Company may at any time and from time to time issue Warrants or grant options or similar rights to purchase shares in its capital.

7.13 Issue in Substitution for Lost Warrants

2.2 In case a Warrant Certificate will become mutilated, lost, destroyed or stolen, the Company in its discretion may issue and deliver a new Warrant Certificate of like date and tenor as the one mutilated, lost, destroyed or stolen in exchange for, and in place of, and upon cancellation of such mutilated Warrant Certificate, or in lieu of and in substitution for such lost, destroyed or stolen Warrant Certificate, and the Warrants represented by such substituted Warrant Certificate will be entitled to the benefit hereof and rank equally in accordance with its terms with all other Warrants of the same issue. The Company may charge a reasonable fee for the issuance and delivery of a new Warrant Certificate.

2.3 The applicant for the issue of a new Warrant Certificate pursuant hereto will bear the cost of the issue thereof and in the case of loss, destruction or theft furnish to the Company such evidence of ownership, and of loss, destruction or theft of the Warrant Certificate so lost, destroyed or stolen as will be satisfactory to the Company in its discretion; and such applicant may also be required to furnish indemnity in amount and form satisfactory to the Company in its discretion and will pay the reasonable charges of the Company in connection therewith.

7.14 Holder not a Shareholder

2.4 The holding of a Warrant will not constitute the Holder a shareholder of the Company, nor entitle the Holder to any right or interest in respect thereof, except as expressly provided in the Warrant Certificate.

Part 3

OWNERSHIP AND TRANSFER OF Warrant

7.15 Exchange of Warrants

3.1 A Warrant Certificate in any authorized denomination, upon compliance with the reasonable requirements of the Company, may be exchanged for a Warrant Certificate(s) in any other authorized denomination of the same issue entitling the Holder to purchase an equal aggregate number of Shares at the same Exercise Price and on the same terms as the Warrant Certificate so exchanged.

3.2 Warrants may be exchanged only with the Company. Any Warrants tendered for exchange will be surrendered to the Company and cancelled.

3.3 The Warrants are transferable on the terms and conditions contained herein and by the Holder completing and submitting to the Company a completed and duly executed Warrant Transfer Form.

7.16 Charges for Exchange

3.4 On exchange of Warrants, the Company, except as otherwise herein provided, may charge a reasonable fee for each new Warrant Certificate issued, and payment of any transfer taxes or governmental or other charges required to be paid will be made by the party requesting such exchange.

7.17 Ownership of Warrants

3.5 The Company may deem and treat the Holder of a Warrant as the absolute owner of such Warrant for all purposes and will not be affected by any notice or knowledge to the contrary.

7.18 Notice to Holder

3.6 Unless herein otherwise expressly provided, any notice to be given hereunder to a Holder will be deemed to be validly given, if mailed to the address of the Holder as set out on the Warrant Certificate. Any notice so given will be deemed to have been received five days from the date of mailing to the Holder or any market intermediary then holding the Warrants of the Holder in any trust account.

Part 4

EXERCISE OF WarrantS

7.19 Method of Exercise of Warrants

4.1 The right to purchase Shares conferred by a Warrant may be exercised by the Holder surrendering the Warrant Certificate, together with a duly completed and executed Warrant Exercise Form and a certified cheque or bank draft payable to, or to the order of Company at the address as set out on the Warrant Certificate, for the purchase price applicable at the time of surrender in respect of the shares subscribed for in lawful money of Canada to the Company at the address as set out on the Warrant Exercise Form.

7.20 Effect of Exercise of Warrants

4.2 Upon surrender and payment as aforesaid, the shares so subscribed for will be deemed to have been issued, and the Holder will be deemed to have become the holder of such shares on the date of such surrender and payment, and such shares will be issued at the Exercise Price as may be adjusted in the events and in the manner described herein.

4.3 Within 10 business days after surrender and payment as aforesaid, the Company will forthwith cause to be delivered to the person in whose name the shares are directed to be registered as specified in such Warrant Exercise Form, or if no such direction is given, the Holder, a certificate for the appropriate number of shares not exceeding those which the Holder is entitled to purchase pursuant to the Warrant Certificate surrendered.

7.21 Subscription for Less than Entitlement

4.4 The Holder may purchase a number of shares less than the number which the Holder is entitled to purchase pursuant to the surrendered Warrant Certificate. In the event of any purchase of a number of shares less than the number which can be purchased pursuant to this Warrant Certificate, the Holder, upon exercise thereof, will, in addition to certificates representing shares issued on such exercise, and be entitled to receive a new Warrant Certificate in respect of the balance of the shares which the Holder was entitled to purchase pursuant to the surrendered Warrant Certificate but which were not then purchased.

7.22 Warrants for Fractions of Shares

4.5 To the extent that the Holder is entitled to receive on the exercise or partial exercise thereof a fraction of a share, such right may be exercised in respect of such fraction only in combination with another Warrant which in the aggregate will entitle the Holder to receive a whole number of shares.

7.23 Expiration of Warrants

4.6 After the Expiry Date, all rights under the Warrants will wholly cease and terminate, and the Warrants will thereupon be void and of no effect.

7.24 Exercise Price

4.7 The price per share which must be paid to exercise a Warrant is the Exercise Price, as may be adjusted in the events and in the manner described herein.

Part 5

Adjustments

7.25 Adjustments

5.1 If and whenever the Shares will be subdivided into a greater or consolidated into a lesser number of shares, or in the event of any payment by the Company of a stock dividend (other than a dividend paid in the ordinary course), or in the event that the Company conducts a rights offering to its shareholders, the exercise price will be decreased or increased proportionately as the case may be. Upon any such subdivision, consolidation, payment of a stock dividend or rights offering, the number of shares deliverable upon the exercise of a Warrant and the exercise price of the Warrant will be increased or decreased proportionately as the case may be.

5.2 In case of any reclassification of the capital of the Company, or in the case of the merger, reorganization or amalgamation of the Company with, or into any other company (including, for greater certainly, any triangular or three-cornered amalgamation to which the Company is party) or of the sale of substantially all of the property and assets of the Company to any other company (in each case, a “Corporate Event”), each Warrant will, after such Corporate Event, confer the right to purchase that number of shares or other securities or property of the Company or of the company resulting from such Corporate Event, or to which such sale will be made, as the case may be, which the Holder would then hold if the Holder had exercised the Holder’s rights under the Warrant before the Corporate Event; and in any such case, if necessary, appropriate adjustments will be made in the application of the provisions set forth in this Part 5 with respect to the rights and interest thereafter of the Holders to the end that the provisions set forth in this Part 5 will thereafter correspondingly be made applicable as nearly as may reasonably be in relation to any Shares or other securities or property thereafter deliverable on the exercise of a Warrant.

5.3 In case of any Corporate Event which results in Warrants becoming exercisable for shares, securities or other property of a corporate entity other than the Company, such corporate entity may elect to deliver to the Holder a new warrant certificate in the name of such corporate entity reflecting the terms of the Warrants, as adjusted pursuant to Section 5.2, and upon receipt of such replacement warrant certificate this Warrant Certificate will be deemed cancelled.

5.4 The adjustments provided for in this Part 5 are cumulative.

7.26 Determination of Adjustments

5.5 If any question will at any time arise with respect to any adjustments to be made under this Part 5, such question will be conclusively determined by the Company’s auditor, or, if the Company’s auditor declines to so act, any other chartered accountant in Vancouver, British Columbia that the Company may designate (acting reasonably) and who will have access to all appropriate records, and such determination will be binding upon the Company and the Holder.

7.27 Resale Restrictions

5.6 This Warrant and the Shares to be issued upon its exercise have not been and will not be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or the securities laws of any state of the United States. This Warrant may not be exercised in the United States, or by or for the account or benefit of a U.S. person or a person in the United States, unless (i) the Shares are registered under the U.S. Securities Act and the applicable laws of any such state, or (ii) an exemption from such registration requirements is available, and (iii) the holder has complied with the requirements set forth in the Warrant Exercise Form attached hereto as Appendix B. “United States” and “U.S. person” are as defined in Regulation S under the U.S. Securities Act (“Regulation S”).

5.7 Any Shares issued upon exercise of this Warrant in the United States, or to or for the account or benefit of a U.S. person or a person in the United States, will be “restricted securities”, as defined in Rule 144(a)(3) under the U.S. Securities Act. The certificates representing such Shares, as well as all certificates issued in exchange or in substitution therefor, until such time as is no longer required under the applicable requirements of the U.S. Securities Act, or applicable state securities laws, will bear, on the face of such certificate, the following legends:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THESE SECURITIES MAY NOT BE OFFERED FOR RESALE, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION OR EXCLUSION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THE SECURITIES REPRESENTED BY THIS CERTIFICATE CANNOT BE THE SUBJECT OF HEDGING TRANSACTIONS UNLESS SUCH TRANSACTIONS ARE CONDUCTED IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

Part 6

COVENANTS BY THE COMPANY

7.28 Reservation of Shares

6.1 The Company will reserve, and there will remain unissued out of its authorized capital, a sufficient number of shares to satisfy the rights of purchase provided for in all Warrants from time to time outstanding.

Part 7

restriction on exercise

7.29 Compliance with Securities Laws

7.1 Notwithstanding any provision to the contrary contained herein, no Shares will be issued pursuant to the exercise of any Warrant if the issuance of such securities would constitute a violation of the securities laws of any applicable jurisdiction, and the certificates evidencing the Shares thereby issued may bear such legend as may, in the opinion of legal counsel to the Company, be necessary in order to avoid a violation of any securities laws of any applicable jurisdiction or to comply with the requirements of any stock exchange on which the Shares of the Company are listed, provided that, at any time, in the opinion of legal counsel to the Company, such legends are no longer necessary in order to avoid a violation of any such laws, or the holder of any such legended certificate, at that holder’s expense, provides the Company with evidence satisfactory in form and substance to the Company (which may include an opinion of legal counsel satisfactory to the Company) to the effect that such holder is entitled to sell or otherwise transfer such Shares in a transaction in which such legends are not required, such legended certificate may thereafter be surrendered to the Company in exchange for a certificate which does not bear such legend.

Part 8

MODIFICATION OF TERMS, SUCCESSORS

7.30 Modification of Terms and Conditions for Certain Purposes

8.1 From time to time the Company may, subject to the provisions of the Warrant Certificate, when so directed by the Holders, modify the terms and conditions hereof, for any one or more or all of the following purposes:

(a)	adding to the provisions hereof such additional covenants and enforcement provisions as, in the opinion of counsel for the Company, are necessary or advisable in the circumstances;
(b)	making such provisions not inconsistent herewith as may be necessary or desirable with respect to matters or questions arising hereunder or for the purpose of obtaining a listing or quotation of Warrants on any stock exchange or house;
(c)	adding to or altering the provisions hereof in respect of the registration of Warrants making provision for the exchange of Warrant Certificates of different denominations; and making any modification in the form of Warrant Certificates which does not affect the substance thereof;
(d)	for any other purpose not inconsistent with the terms hereof, including the correction or rectification of any ambiguities, defective provisions, errors or omissions herein; and
(e)	to evidence any succession of any corporation and the assumption by any successor of the covenants of the Company herein and in the Warrants contained as provided hereafter in this Part 8.

7.31 Company may Amalgamate on Certain Terms

8.2 Nothing herein contained will prevent any amalgamation or merger of the Company with or into any other company, or the sale of the property or assets of the Company to any company lawfully entitled to acquire the same; provided however that the company formed by such merger or amalgamation or which acquires by conveyance or transfer all or substantially all the properties and assets of the Company will be a company organized and existing under the laws of Canada or of the United States of America or any Province, State, District or Territory thereof, which will, simultaneously with such amalgamation, merger, conveyance or transfer, assume the due and punctual performance and observance of all the covenants and conditions hereof to be performed or observed by the Company and will succeed to and be substituted for the Company, and such changes in phraseology and form (but not in substance) may be made in the Warrant Certificate as may be appropriate in view of such amalgamation, merger or transfer.

7.32 Additional Financings

8.3 Nothing herein contained will prevent the Company from issuing any other securities or rights with respect thereto during the period within which a Warrant is exercisable, upon such terms as the Company may deem appropriate.

[End of Schedule “A”]

APPENDIX “A”

INSTRUCTIONS TO HOLDER

TO EXERCISE:

To exercise Warrants, the Holder must complete, sign and deliver the Warrant Exercise Form, attached as Appendix “B” and deliver the Warrant Certificate(s) to the Company, indicating the number of common shares to be acquired.

TO TRANSFER:

To transfer Warrants, the Holder must complete, sign and deliver the Warrant Transfer Form, attached as Appendix “C” and deliver the Warrant Certificate(s) to the Company. The Company may require such other certificates or opinions to evidence compliance with applicable securities legislation in Canada.

To transfer Warrants, the Warrant Holder’s signature on the Warrant Transfer Form must be guaranteed by an authorized officer of a chartered bank, trust company or an investment dealer who is a member of a recognized stock exchange.

GENERAL:

If forwarding any documents by mail, registered mail must be employed.

If the Warrant Exercise Form is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a fiduciary or representative capacity, the Warrant Certificate must also be accompanied by evidence of authority to sign satisfactory to the Company.

The address of the Company is:

Body and Mind, Inc.

750 - 1095 West Pender Street

Vancouver, BC V6E 2M6

Attention: Chief Executive Officer

[End of Appendix “A”]

APPENDIX “B”

WARRANT EXERCISE FORM

TO:	Body and Mind, Inc.
750 - 1095 West Pender Street Vancouver, BC V6E 2M6
Attention: Chief Executive Officer

The undersigned Holder of the within Warrants hereby subscribes for ____________ common shares (the “Shares”) of BODY AND MIND, INC. (the “Company”) pursuant to the within Warrants on the terms and price specified in the Warrants. This subscription is accompanied by a certified cheque or bank draft payable to or to the order of the Company for the whole amount of the purchase price of the Shares.

The undersigned hereby directs that the Shares be registered as follows:

NAME(S) IN FULL	ADDRESS(ES)	NUMBER OF SHARES

As at the time of exercise hereunder, the undersigned Holder represents, warrants and certifies as follows (check one):

☐	(A)	the undersigned holder at the time of exercise of the Warrant is not in the United States, is not a “U.S. person” as defined in Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and is not exercising the Warrant for the account or benefit of a U.S. person or a person in the United States (as defined in Regulation S), and did not execute or deliver this exercise form in the United States; OR

☐	(B)	the undersigned holder is resident in the United States, is a U.S. person, or is exercising the Warrant for the account or benefit of a U.S. person or a person in the United States (a “U.S. Holder”), and is an “accredited investor”, as defined in Rule 501(a) of Regulation D under the U.S. Securities Act (a “U.S. Accredited Investor”), and has completed the U.S. Accredited Investor Status Certificate in the form attached to this exercise form; OR

☐	(C)	if the undersigned holder is a U.S. Holder, the undersigned holder has delivered to the Company and the Company’s transfer agent an opinion of counsel of recognized standing (which will not be sufficient unless it is in form and substance satisfactory to the Company) or such other evidence satisfactory to the Company to the effect that with respect to the Shares to be delivered upon exercise of the Warrant, the issuance of such securities has been registered under the U.S. Securities Act and applicable state securities laws, or an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws is available.

Note: Certificates representing common shares will not be registered or delivered to an address in the United States unless box (B) or (C) immediately above is checked.

If the undersigned Holder has indicated that the undersigned Holder is a U.S. Accredited Investor by marking box (B) above, the undersigned Holder additionally represents and warrants to the Company that:

1 the undersigned Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares, and the undersigned is able to bear the economic risk of loss of his or her entire investment;

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2. the undersigned is: (i) purchasing the Shares for his or her own account or for the account of one or more U.S. Accredited Investors with respect to which the undersigned is exercising sole investment discretion, and not on behalf of any other person; (ii) is purchasing the Shares for investment purposes only and not with a view to resale, distribution or other disposition in violation of United States federal or state securities laws; and (iii) in the case of the purchase by the undersigned of the Shares as agent or trustee for any other person or persons (each a “Beneficial Owner”), the undersigned holder has due and proper authority to act as agent or trustee for and on behalf of each such Beneficial Owner in connection with the transactions contemplated hereby; provided that: (x) if the undersigned holder, or any Beneficial Owner, is a corporation or a partnership, syndicate, trust or other form of unincorporated organization, the undersigned holder or each such Beneficial Owner was not incorporated or created solely, nor is it being used primarily to permit purchases without a prospectus or registration statement under applicable law; and (y) each Beneficial Owner, if any, is a U.S. Accredited Investor; and

3. the undersigned has not exercised the Warrants as a result of any form of general solicitation or general advertising (as such terms are used in Rule 502 of Regulation D under the U.S. Securities Act), including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media, or broadcast over radio, television, the Internet or other form of telecommunications, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

The undersigned acknowledges and agrees that:

1. the Company has provided to the undersigned the opportunity to ask questions and receive answers concerning the terms and conditions of the offering, and the undersigned has had access to such information concerning the Company as the undersigned has considered necessary or appropriate in connection with the undersigned’s investment decision to acquire the Shares;

2. if the undersigned decides to offer, sell or otherwise transfer any of the Shares, the undersigned must not, and will not, offer, sell or otherwise transfer any of such Shares directly or indirectly, unless:

(a)	the sale is to the Company;

(b)	the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations;

(c)	the sale is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder, if available, and in accordance with any applicable state securities or “blue sky” laws; or

(d)	the Shares are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities, and the undersigned has prior to such sale pursuant to subsection (c) or (d), furnished to the Company an opinion of counsel of recognized standing in form and substance satisfactory to the Company to such effect;

3. the Shares are “restricted securities” under applicable federal securities laws and that the U.S. Securities Act and the rules of the United States Securities and Exchange Commission provide in substance that the undersigned may dispose of the Shares only pursuant to an effective registration statement under the U.S. Securities Act or an exemption therefrom;

4. the Company has no obligation to register any of the Shares;

5. the certificates representing the Shares (and any certificates issued in exchange or substitution for the Shares) will bear a legend stating that such securities have not been registered under the U.S. Securities Act or the securities laws of any state of the United States, and may not be offered for sale or sold unless registered under the U.S. Securities Act and the securities laws of all applicable states of the United States, or unless an exemption from such registration requirements is available;

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6. the legend may be removed by delivery to the registrar and transfer agent and the Company of an opinion of counsel, of recognized standing in form and substance satisfactory to the Company, that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws;

7. the financial statements of the Company have been prepared in accordance with Canadian generally accepted accounting principles or International Financial Reporting Standards, which differ in some respects from United States generally accepted accounting principles, and thus may not be comparable to financial statements of United States companies;

8. there may be material tax consequences to the undersigned of an acquisition or disposition of the Shares;

9. funds representing the subscription price for the Shares which will be advanced by the undersigned to the Company upon exercise of the Warrants will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLA”) or the United States Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the “PATRIOT Act”), and the undersigned acknowledges that the Company may in the future be required by law to disclose the undersigned’s name and other information relating to this exercise form and the undersigned’s subscription hereunder, on a confidential basis, pursuant to the PCMLA or the PATRIOT Act. No portion of the subscription price to be provided by the undersigned (i) has been or will be derived from or related to any activity that is deemed criminal under the laws of the United States of America, Canada, or any other jurisdiction, or (ii) is being tendered on behalf of a person or entity who has not been identified to or by the undersigned, and it shall promptly notify the Company if the undersigned discovers that any of such representations cease to be true and provide the Company with appropriate information in connection therewith; and

10. the undersigned consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Warrant Exercise Form.

In the absence of instructions to the contrary, the securities or other property will be issued in the name of or to the holder hereof and will be sent by first class mail to the last address of the holder appearing on the register maintained for the Warrants.

DATED this _________ day of _______________, 20_____.

In the presence of:

Signature of Witness Signature of Holder

Witness’s Name Name and Title of Authorized Signatory for the Holder

Please print below your name and address in full.

Legal Name

Address

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INSTRUCTIONS FOR SUBSCRIPTION

The signature to the subscription must correspond in every particular with the name written upon the face of the Warrant Certificate without alteration. If the registration in respect of the certificates representing the Shares to be issued upon exercise of the Warrants differs from the registration of the Warrant Certificates the signature of the registered holder must be guaranteed by an authorized officer of a Canadian chartered bank, or of a major Canadian trust company, or by a medallion signature guarantee from a member recognized under the Signature Medallion Guarantee Program, or from a similar entity in the United States, if this exercise form is executed in the United States, or in accordance with industry standards

In the case of persons signing by agent or attorney or by personal representative(s), the authority of such agent, attorney or representative(s) to sign must be proven to the satisfaction of the Company.

If the Warrant Certificate and the form of subscription are being forwarded by mail, registered mail must be employed.

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U.S. ACCREDITED INVESTOR STATUS CERTIFICATE

In connection with the exercise of certain outstanding warrants of BODY AND MIND, INC. (the “Company”) by the holder, the holder hereby represents and warrants to the Company that the holder, and each beneficial owner (each a “Beneficial Owner”), if any, on whose behalf the holder is exercising such warrants, satisfies one or more of the following categories of Accredited Investor (please write “W/H” for the undersigned holder, and “B/O” for each beneficial owner, if any, on each line that applies):

_____	(1)

Any bank as defined in Section 3(a)(2) of the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the U.S. Securities Exchange Act of 1934; any insurance company as defined in Section 2(a)(13) of the U.S. Securities Act; any investment company registered under the U.S. Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the U.S. Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of US$5,000,000; any employee benefit plan within the meaning of the U.S. Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of US$5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are “accredited investors” (as such term is defined in Rule 501 of Regulation D of the U.S. Securities Act);

_____	(2)	Any private business development company as defined in Section 202(a)(22) of the U.S. Investment Advisers Act of 1940;
_____	(3)

Any organization described in Section 501(c)(3) of the U.S. Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of US$5,000,000;

_____	(4)

Any trust with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person (being defined as a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment);

_____	(5)

A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of purchase, exceeds US$1,000,000 (for the purposes of calculating net worth, (i) the person’s primary residence shall not be included as an asset; (ii) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of this certification, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of this certification exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (iii) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence shall be included as a liability);

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_____	(6)

A natural person who had annual gross income during each of the last two full calendar years in excess of US$200,000 (or together with his or her spouse in excess of US$300,000) and reasonably expects to have annual gross income in excess of US$200,000 (or together with his or her spouse in excess of US$300,000) during the current calendar year, and no reason to believe that his or her annual gross income will not remain in excess of US$200,000 (or that together with his or her spouse will not remain in excess of US$300,000) for the foreseeable future;

_____	(7)	Any director or executive officer of the Company; or
_____	(8)

Any entity in which all of the equity owners meet the requirements of at least one of the above categories – if this alternative is selected you must identify each equity owner and provide statements from each demonstrating how they qualify as an accredited investor.

[End of Appendix “B”]

APPENDIX “C”

WARRANT TRANSFER FORM

TO:	Body and Mind, Inc.
750 - 1095 West Pender Street
Vancouver, BC V6E 2M6
Attention: Chief Executive Officer

FOR VALUE RECEIVED, the undersigned holder (the “Transferor”) of the within Warrants hereby sells, assigns and transfers to _______________________________ (the “Transferee”), ________________ Body and Mind, Inc. (the “Company”) registered in the name of the undersigned on the records of the Company and irrevocably appoints ________________ the attorney of the undersigned to transfer the said securities on the books or register with full power of substitution.

The undersigned hereby directs that the Warrants hereby transferred be issued and delivered as follows:

NAME IN FULL	ADDRESS	NUMBER OF WARRANTS

The Transferor hereby certifies that (check either A or B):

____	(A)	the transfer of the Warrants is being completed pursuant to an exemption from the registration requirements of the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), in which case the Transferor has delivered or caused to be delivered by the Transferee a written opinion of U.S. legal counsel of recognized standing in form and substance satisfactory to the Company to the effect that the transfer of the Warrants is exempt from the registration requirements of the U.S. Securities Act; or

_____	(B)	the transfer of the Warrants is being made in reliance on Rule 904 of Regulation S under the U.S. Securities Act, and certifies that:

(1)	the undersigned is not an “affiliate” (as defined in Rule 405 under the U.S. Securities Act) of the Company (except solely by virtue of being an officer or director of the Company) or a “distributor”, as defined in Regulation S, or an affiliate of a “distributor”;

(2)	the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States or (b) the transaction was executed on or through the facilities of a designated offshore securities market within the meaning of Rule 902(b) of Regulation S under the U.S. Securities Act, and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States;

(3)	neither the seller nor any affiliate of the seller nor any person acting on their behalf engaged in any directed selling efforts in connection with the offer and sale of the Warrants;

(4)	the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the Warrants are “restricted securities” (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act);

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(5)	the Transferor does not intend to replace the securities sold in reliance on Rule 904 of the U.S. Securities Act with fungible unrestricted securities; and

(6)	the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or a scheme to evade the registration provisions of the U.S. Securities Act.

Unless otherwise specified, terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act. If Option B is checked, the Company may, in its sole discretion, require the Transferor or the Transferee to furnish a written opinion of U.S. legal counsel or other documentation acceptable to the Company to the effect that the transfer of the Warrants is excluded from the registration requirements of the U.S. Securities Act.

DATED this _________ day of _______________, 201_____.

Signature of Warrant Holder	Signature Guaranteed

INSTRUCTIONS FOR TRANSFER

Signature of the Warrant Holder must be the signature of the person appearing on the face of this Warrant Certificate.

If the Transfer Form is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a fiduciary or representative capacity, the certificate must be accompanied by evidence of authority to sign satisfactory to the Company.

The signature on the Transfer Form must be guaranteed by a chartered bank or trust company, or a member firm of an acceptable Medallion Signature Guarantee Program (STAMP, SEMP, MSP). the stamp must bear the words “Signature Medallion Guaranteed”.

In the United States of America, signature guarantees must be done by members of a Medallion Signature Guarantee Program only. Signature guarantees are not accepted from Treasury Branches, Credit Unions or Caisses Populaires unless they are members of an acceptable Medallion Program.

If the Transferor is in a jurisdiction that does not have a Medallion Signature Guarantee Program, then the Transferor will provide such other documentation as reasonably required by the Company or its transfer agent, as applicable.

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TRANSFEREE ACKNOWLEDGMENT

The Transferee acknowledges and agrees that the Warrants may not be offered, sold, pledged or otherwise transferred in the absence of: (a) an effective registration statement under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), relating thereto; or (b) an exemption from the registration requirements of the U.S. Securities Act. Each Warrant Certificate, and each certificate representing Shares issuable upon exercise thereof, shall contain a legend on the face thereof, in the appropriate form, setting forth the restrictions on transfer referred to in the Warrant Certificate, unless in the opinion of counsel for the holder thereof (which counsel shall be reasonably satisfactory to the Company), the securities represented thereby are not, at such time, required by law to bear such legend, or in the case of the Shares, are transferred pursuant to an effective registration statement under the U.S. Securities Act. The holder acknowledges and agrees that the Warrants represented by this Warrant Certificate, and the Shares issuable upon exercise thereof, constitute “restricted securities” under the U.S. Securities Act.

Any certificate issued at any time in exchange or substitution for any certificate bearing a restrictive legend shall also bear such legend unless in the opinion of counsel for the holder thereof (which counsel shall be reasonably satisfactory to the Company), the securities represented thereby are not, at such time, required by law to bear such legend.

In connection with this transfer the undersigned transferee (the “Transferee”) certifies that the Transferor or Transferee is delivering a written opinion of U.S. legal counsel acceptable to the Company to the effect that this transfer of Warrants has been registered under the U.S. Securities Act or is exempt from registration thereunder.

DATED the 27 day of November, 2018

In the presence of:	(Signature of Transferee)

(Witness)	(Name of Transferee – Please print)

(Name of Witness – Please print)	(Capacity of Authorized Representative)

The Warrants and the Shares issuable upon exercise of the Warrants shall only be transferable in accordance with applicable laws. The Warrants may only be exercised in the manner required by the Warrant Certificate and the Warrant Exercise Form attached thereto. Any securities acquired pursuant to this exercise of Warrants shall be subject to applicable hold periods and any certificate representing such securities may bear restrictive legends.

[End of Appendix “C”]